UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        Date of report: February 25, 2005



                            Sharps Compliance Corp.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                    000-22390               74-2657168
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(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
    of Incorporation)                                     Identification No.)



               9350 Kirby Drive, Suite 300, Houston, Texas     77054
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              (Address of Principal Executive Offices)       (Zip Code)


       Registrant's telephone number, including area code: (713) 432-0300
                                                           --------------


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         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.

Employment Agreement with Mark L. Iske

     On February 25, 2005, the Company entered into an employment agreement with its newly appointed Senior Vice President of Operations, Mark L. Iske. The agreement provides for a bi-weekly salary of $4,615.38 as well as customary benefits, including participation in any Board of Director approved bonus programs and paid group health insurance benefits. The agreement expires one year from its effective date, subject to automatic annual extensions, unless the Company notifies employee of its intent to terminate the employment agreement at least thirty (30) days prior to the anniversary date. The employment agreement further provides that if the Company terminates the employment without cause during the term, Mr. Iske would be entitled to six month's salary, plus a pro-rata portion of any earned bonus. Additionally, Mr. Iske would be entitled to continuation of benefits until the earlier of the end of the severance period or employment with another organization. Pursuant to the terms of the agreement, Mr. Iske is prohibited from competing with the Company during the term of his employment and for a period of six (6) months following termination of employment. Mr. Iske is also subject to certain non-disclosure and confidentiality provisions during the above noted period.



Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Appointment of Principal Officer - Mark L. Iske

     On February 25, 2005, the Company appointed Mark L. Iske as its Senior Vice President of Operations. The Company entered into an employment agreement with Mr. Iske as described in this Form 8-K under Item 1.01 above.

     As Senior Vice President of Operations, Mr. Iske is responsible for the oversight of the Company's operations functions including materials management, manufacturing, distribution, customer service, new product development and design and the Company's incineration facility.

     Mr. Iske was most recently Vice President of International Operations of Lukens Medical Corp. from 1989 until 1995 when he was promoted to Senior Vice President of Operations. Subsequent to Lukens Medical Corp., Mr. Iske was Vice President of Operations of Futura Medical Corp. until 2002. Mr. Iske was Vice Present of Operations of the Company from December 2002 until his promotion to Senior Vice President Operations on February 25, 2005.

     Mr. Iske holds a BBA from the Anderson School of Management of the University of New Mexico.



Item 9.01 Financial Statements and Exhibits


The following exhibit is filed as part of this Current Report:


Exhibit 10.1 - Employment Agreement, dated February 25, 2005, with Mark L. Iske



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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SHARPS COMPLIANCE CORP.




DATE: February 25, 2005                By: /s/ DAVID P. TUSA
                                       ------------------------------------
                                       Name: David P. Tusa
                                       Title: Senior Vice President and
                                              Chief Financial Officer

                                 Exhibit Index


Exhibit No.      Description
-----------      -----------
Exhibit 10.1     Employment Agreement, dated February 25, 2005,
                 with Mark L. Iske